                                                                   Exhibit 10.12


                              SHOPPING CENTER LEASE


THIS LEASE MADE THIS 1st day of June, 2000 by and between JOSEPH DI GERLANDO, hereinafter called Lessor, and PETSVETSANDYOU.COM, INC., A FLORIDA CORPORATION hereinafter called Lessee, ID# E59-3619483

                              W I T N E S S E T H:

Lessor hereby leases to lessee, the terms and conditions hereinafter set forth, the building space (hereinafter called "Premises") as shown on Exhibit "A" attached. The Premises shall consist of approximately 800 square feet in the building as shown on said Exhibit "A" and shall be in "As Is" condition

The building is located at 10919 N. DALE MABRY HWY, TAMPA FLORIDA, HILLSBOROUGH County, Florida, on real property described on Exhibit "B" attached.

1. CONSTRUCTION. All other improvements in the Premises, including but not limited to interior partitioning, custom display windows and entryways, telephone wiring, telephone piping, telephone outlets, plumbing, electrical systems and equipment, will be installed by Lessee at Lessees' cost; such improvements shall be subject to the written approval of Lessor and shall be performed by licensed contractors. Improvements to be made by Lessee shall include all electrical equipment which must be located outside the Premises, but which serve only the Premises. Lessee may make no improvements whatsoever on the leased premises without first making a written request and obtaining written approval from the Lessor. After approval has been obtained, said improvement shall be performed by a licensed contractor.

Lessor may make limited relocations of the premises and may increase, reduce, or change the number, dimensions or location of the improvements comprising the Shopping Center or any of them in any manner whatsoever as Lessor shall deem proper; provided, however, that Lessor may not substantially alter the location of the Premises as shown on Exhibit "A" without the prior written consent of lessee.

2. TERM. THE TERM OF THIS LEASE IS FOR A PERIOD OF ONE (1) Year(s) from the date of possession as defined in Paragraph 9. The Commencement date of this Lease shall be the date that Lessor delivers the leased premises to Lessee for improvements. Except as herein provided to the contrary the phrase "Rental Commencement Date" shall mean JUNE 15, 2000

If the Rental Commencement date is a date other than the first day of the calendar month, there shall be due and payable on or before such date a minimum guaranteed rental for the balance of such calendar month a sum equal to the proportion of the rent specified for the first full calendar month as herein provided, which the number of days from the commencement date shall fall bears to the total number of days in such month.

3. EXTENDED TERM PERIODS. (Complete, if None, state so, if any, list here). NONE



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4.       RENT. The fixed minimum annual rent during the term of this lease shall be payable by the tenant in equal monthly installments plus applicable sales tax, on or before the first day of each month in advance, at the office of landlord or at such other place designated by Landlord without any prior demand therefore, and without any deduction or set-off whatsoever, and shall be as follows:

YEAR              BASE RENT          CAM       MONTHLY TOTAL      YEARLY LEASE
#1                $600.00           250.00       $850.00           $10,200.00
---               ---------         ------     -------------      ------------

---               ---------         ------     -------------      ------------

---               ---------         ------     -------------      ------------

---               ---------         ------     -------------      ------------

---               ---------         ------     -------------      ------------

The increase to the monthly base rent for the second year and each consecutive year as listed in extended terms, each one year period throughout the initial term and for each year of any renewal term shall be computed by multiplying the monthly base rent for the preceding rental term by a fraction not to exceed six percent (6%), plus common area maintenance plus applicable tax, unless otherwise stated in this lease.

Lessor further acknowledges receipt of $907.38 for the first monthly installment of annual minimum rental and expense amounts as herein set out, including state sales tax.

Rent may be paid by Lessee or by an assignee of Lessee or by a subtenant, having been approved by the Lessor. It is understood that applicable sales and use tax is to be paid by the Lessee for each installment under the original term and any option periods.

5. ADDITIONAL RENT. In addition to the base rent, Lessee shall pay as additional rent his prorate share of: (a) all real estate taxes and assessments assessed, imposed or levied against Lessor (of which Lessee's Premises are a part), during any fiscal tax year which occurs wholly or partly during the term of this lease; (b) all insurance including liability, fire and casualty on the building and common areas of the Shopping Center; (c) all common area maintenance, lawn service, landscaping, pest control, painting, roof, parking area and maintenance of exterior walls, common area lighting, trash removal and utility (water and sewer) charges; and (d) administrative management fees.

The amount due from Lessee is estimated at $3.75 per square foot plus all applicable State of Florida Sales and Use taxes and shall be payable monthly with the base rent.

All of the above expense item shall be billed on prorata basis for the exact amount of such expenses except those tenants which cause additional expenses by excessive use or abuse, such as, but not limited to; insurance, utilities, parking usage, water, sewer, trash pickup and common area cleaning. Said additional expenses shall be estimated at the Lessor's discretion. Any overages shall be credited to the amounts due for the ensuing period and any shortages shall be billed to the tenants. Such prorata share shall be computed on the bases of square footage leased of 800 square feet to total square footage of 15,800 square feet. The square footage leased is calculated as follows; exterior walls are measured from outside wall line to outside wall line, interior partition walls are measured from center line to center line. Such prorata share, for the first year and billed annually. The rate will be adjusted on an annual basis and a revised fee will be billed to the Lessee.


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6.       ANNUAL RENTAL ADJUSTMENT. In the event Tenant remains in possession of the Premises after the expiration of this lease and without the execution of a new lease, it shall be deemed to be occupying the Premises as a tenant from month to month, subject to all the conditions, provisions, and obligations, of this Lease in so for as the same can be applicable to month-to-month tenancy cancelable by either party upon thirty (30) days written notice to the other and the rental rate shall be increased to double the last months rent.

7. DEPOSITS. Lessor hereby acknowledges receipt of $1,360.00 Dollars Security Deposit as security for the performance of Lessee's obligations under this Lease, including without limitation the surrender of possession of the Premises to Lessor as herein provided. Upon default hereunder by Lessee, Lessor may apply said deposit to any loss or damage resulting from such default. The security deposit shall not be considered and shall not be credited against any rents due under the lease. See Article "4" of this special provision if applicable. Lessee is not permitted to use the deposit as the last month's rent.

8. COVENANT TO PAY RENT. Lessee shall pay the rent and any additional rent as herein provided to Lessor at Lessor's address stated herein or at such other place as Lessor shall designate in writing without demand and without counterclaim, deduction or set-off. If any Monthly Rent Payment is not paid within three (3) business days after its due date, lessee also agrees to pay with said Monthly Rent Payment a late charge of $25.00 per day. After ten (10) days Lessor shall protect himself according to the laws of the State of Florida.

9. POSSESSION. The taking of possession of the Premises by Lessee and the commencement of interior improvements by Lessee shall constitute complete acceptance of the Premises in their then condition, and a waiver of any obligation of Lessor to make any further improvements to the Premises. Lessee agrees to execute an estoppel letter or letter of acceptance at the time Lessee takes possession. Lessee further agrees to furnish Lessor, at the time of taking possession, with Certificate of Insurance giving proof of Lessee's compliance with the insurance requirements of this Lease. Lessee further agrees to furnish to Lessor at Lessor's request an executed estoppel letter stating the amount of the security deposit being held by lessor, the amount and date due of the monthly rental payment and that Lessee is not in default under the terms of this Lease. Possession to begin on June 1, 2000 for Lessee to start with improvements.

INITIAL
  JD
-------

10. USE OF THE PREMISES. Lessee represents and warrants that the Leased Premises shall be used and occupied for the conduct of ADMINISTRATIVE OFFICE TELEMARKETING NOT PERMITTED and for no other use. Lessee hereby agrees that it, its successors and assigns, shall not use nor permit the use of the Demised Premises for any other use. Lessee shall not suffer or permit any coin-operated games, pin-ball machines, video or television games, juke boxes, or any other coin-operated music or amusement machines or devices, or any other electrical or mechanical devises, games, machines, or amusements without prior written consent of Lessor.

Lessee covenants that it will use, occupy and operate the entire Premises continuously and without interruption during the Term in a competent, dignified, and energetic manner consistent with all the terms and conditions of this Lease (including the rules and Regulations that may be promulgated by Lessor).

Lessee agrees to adequately staff its store with sufficient employees and carry sufficient quantity of stock of such character and quality to handle the maximum business (b) to keep the Premises in a clean neat condition and not suffer, permit, or commit any waste or nuisance.

11. CARE OF PREMISES. Lessee shall commit no acts of waste and shall take good care of the Premises and the fixtures and appurtenances therein, and shall, in the use and occupancy of the premises, conform to all laws, orders and regulation of the federal, state, and municipal governments and any of their departments. Tenant shall keep the Premises in a clean and sightly, first class condition.


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12.      MAINTENANCE AND REPAIR Lessee shall replace or repair any damage to the
Premises caused by Lessee or by any of Lessee's employees, agents, customers, invitees, licensees, or caused by break-in, other than from ordinary wear.
Lessee shall maintain or replace, the interior of the Premises, including but not limited to, all doors, windows, heating, cooling and mechanical equipment and plate glass, and Lessor agrees, whenever possible, to extend to Lessee the benefit of any enforceable manufacturer's warranties on such equipment, Lessee is responsible for damages resulting from a break-in. If Lessee refuses or neglects to make repairs or replace and/or refuses to maintain or replace the Premises or any part thereof in a manner reasonably satisfactory to Lessor, Lessor shall have the right, upon giving Lessee reasonable written notice of its election to do so, to make such repairs or perform such maintenance on behalf of and for the account of Lessee. In such event, such work shall be paid for by Lessee promptly upon receipt of a bill thereof. Lessor reserves the right to connect electrical extension cords to the leased Premises for temporary maintenance purposes.

Lessor may choose to make inspections to the interior premises to see if proper maintenance is being performed, including, but not limited to; such as, changing of the air conditioning filters, repairing or replacing dripping faucets, running toilets, worn out toilet flappers, worn out fluidmasters, etc.. If Lessor finds maintenance is being neglected, Lessor shall make the necessary repairs after giving Lessee 5 days to make the repairs and such work shall be paid for by Lessee promptly upon receipt of a bill, thereof.

Lessor shall maintain in good condition and repair, the roof, exterior walls and common areas of the Premises, (excluding store front, doors, window glass and plate glass), Lessor shall not in any way be liable to Lessee for failure to make repairs as herein specifically required unless Lessee has previously notified Lessor in writing of the need for such repairs within a reasonable period of time following receipt of such notification.

13. REMOVAL OF PROPERTY. All authorized improvements made by Lessee to the premises shall be removed not later than the last day of the lease term. Removal of the Lessee's personal property and all the authorized improvements by Lessee shall be made without causing any injury to the Premises and all the necessary repairs shall be done in a good workmanship manner. Lessee shall surrender the Premises in as good and original condition as they were at the beginning of the term.

Lessor, upon written request by Lessee at his sole discretion, may waive in writing all or part of the above obligation by the Lessee. All property or improvements of Lessee that were to be removed remaining on the Premises after the last day of the term of this lease, shall be conclusively deemed abandoned and nay be removed by Lessor and Lessee shall reimburse Lessor for the cost of such removal. Rent shall be due for reasonable additional time to perform such removal. Rent shall be at the rate agreed in this lease.

At such time, Lessor shall return without interest Lessee's security deposit. Throughout the term of this Lease, Lessor may utilize said security deposit for construction of the Premises. All property of Lessee remaining on the Premises after the last day of the term of this lease shall be conclusively deemed abandoned and may be removed by Lessor, and lessee shall reimburse Lessor for the cost of such removal.

14. ALTERATIONS. Lessee shall not make any structural or exterior alterations or additions upon said Premises. Lessee shall not have the right to make alterations or repairs without first obtaining written consent of Lessor. Lessee is not permitted to glue down carpet, install wood paneling or install wallpaper.

15. HAZARDOUS ACTIVITIES, WASTE, ABANDONMENT. Lessee shall not do or suffer anything to be done on the Premises that will increase the rate of Fire insurance on the building. Lessee shall not permit the accumulation of waste or refuse matter on this Leased Premises or anywhere in or near the building. Lessee shall not, without first obtaining the written consent of Lessor, abandon the Premises or allow the Premises to become vacant or deserted. Lessee shall place all trash inside sealed bags, break & flatten all boxes before placing inside dumpster, keep dumpster lid closed at all times and keep the dumpster area, the grounds and the parking area clean and free of debris.


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16.      RULES AND REGULATIONS. Lessee shall observe and comply with such reasonable rules and regulations as Lessor may prescribe, on written notice to Lessee for the safety, care and cleanliness of the building and the comfort, quiet and convenience of other occupants of the building. Rules and Regulations as of date of this lease are attached here as Exhibit C.

17. CONTROL OF EXTERIOR APPEARANCE. The exclusive right is reserved by Lessor to control the exterior appearance of the entire Premises, including but not limited to all signs, decorations, lettering mid advertising visible from the exterior of the building, (including those on the interior or on windows or doors), shades, awnings, window coverings, exterior or interior lights, antenna, canopies, or anything whatsoever affecting the visual appearance of the building. Lessee will not place or cause to be placed or maintain any item of any kind on or in any of the Premises affecting the visual appearance of the building or common areas without first obtaining Lessor's written approval and consent. Lessee further agrees to maintain any said items as may be approved in good conditions and repair at all times.

18. UTILITY SERVICES. Lessee shall pay for all utility services which may be furnished to or used in or about the Premises and shall keep the same free and clear of any lien or encumbrance of any kind whatsoever created by Lessee's acts or omissions. Lessor shall cause all utilities to be separately metered to the Premises, except for water and sewer which will be a common meter and Lessee will be billed for its equitable share of water and sewer usage. In the event that Lessor leases a portion of the Premises to a Lessee deemed by the Lessor to be a user of water and sewer services in excess of the normal usage required by other Lessees then the Lessor will either, at the Lessee's expense install a flow meter to separately monitor the Lessee's water usage and bill the Lessee directly or re-estimate the portion of usage by Lessee deemed to be in excess of that amount considered normal and customary and to bill for added estimated expense. The balance of the utility charges will be billed to the remaining Lessee's for their equitable share of water use.

19. DAMAGES. If the Leased Premises are damaged or destroyed by fire or casualty and Lessor does not elect to terminate this Lease, Lessor shall proceed with reasonable diligence to restore the same to its former condition. Lessee agrees that during any period of reconstruction or repair of the Premises it will continue the operation of its business within the Premises to the extent practicable. During the period from the occurrence of the casualty until Lessor's repairs are completed, the minimum guaranteed rental shall be reduced by the Lessor to such extent as may be fair and reasonable, however, there shall be no abatement of the other charges provided for herein.

20. WAIVER OF SUBROGATION. Lessor shall not be liable to Lessee for any damage by fire or other peril, whether or not included in the coverage afforded by the standard form of fire insurance policy with extended coverage endorsement attached (whether or not such coverage is in effect), no matter how caused, it being understood that the Lessee will look solely to its insurer for reimbursement. Any waiver of Lessor's rights against Lessee contained in this Section shall be ineffective if such waiver shall cause Lessor's insurance to be unobtainable, or result in an increase in the cost of Landlord's insurance, unless Lessee shall pay such increase within ten (10) days after notice thereof

21. REMEDIES OF LESSOR. If Lessee shall default in the payment of the rent reserved herein, or in the payment of any item of additional rent or other monies, due hereunder, or any part of same, or lessee shall default in the observance of any of the other terms, covenants and conditions of this Lease; or if the Demised Premises must be abandoned, deserted or vacated or if Lessee shall sublet the demised Premises or assign this Lease except as herein Provided; or

If Lessee shall make an assignment for the benefit of creditors, or file a voluntary petition in bankruptcy or be adjudicated a bankrupt by any court and such adjudication shall not be vacated thirty (30) days or Lessee takes the benefit of any insolvency act, or Lessee be dissolved voluntarily or involuntarily or have a receiver of Lessee's property appointed in any proceedings other than bankruptcy proceedings, and such appointment shall not be vacated within thirty (30) days after it has been made; then, upon the happening of any one



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or more of the defaults events specified above, this lease and the term hereof shall at the option and election of the Lessor wholly cease and terminate, and there upon or at any time thereafter, Lessor may re-enter said Premises either by force or otherwise and have possession of the same and/or may recover possession thereof by summary proceedings otherwise but Lessee shall remain liable to Lessor.

If Lessee shall default in the performance or observance of any term or condition in this Lease and shall not cure such default within such 15 day period and thereafter proceed with diligence to complete such cure Lessor may, but shall not be obligated to, cure such default by Lessee under this Lease; and whenever Lessor so elects all costs and expenses incurred by Lessor, including reasonable attorney's fees, incurring a default shall be paid by Lessee to Lessor on demand, together with interest thereon from the date of payment by lessor to date of payment by lessee.

In the event of any one or more of the defaults set out above, all payments of rent, additional rent remaining unpaid for the balance of the term of this Lease or any extension thereof, shall, at the option of Lessor, become immediately due and payable in full. Lessor may re-enter the Demised Premises using such force for that purpose as may be necessary without being liable to any prosecution therefore, and Lessor may repair or alter the Demised Premises in such manner as Lessor may seem necessary or advisable to relet the Demised Premises. The Lessor has the right to relet said Premises and to collect any deficiency in reletting in addition to any reasonable expenses incurred, however, the Lessee's obligation to pay damages must survive the termination of this Lease and the election by Lessor of any single remedy does not preclude the use of any other remedy whether or not mentioned in this Lease.

22. LITIGATION, COURT COSTS, ATTORNEY'S FEES. In the event that at any time either Lessor or Lessee shall institute any action or proceeding against the other relating to the provisions on this Lease or any default hereunder than an in the event the prevailing party in such action or proceeding shall be entitled to recover from the other party its reasonable costs, expenses and attorneys' fees which shall be deemed to have accrued on the commencement of such action is prosecuted to judgment. The parties waive trial by jury in any action, proceeding or counterclaim brought by either of them against the other on any matters whatsoever arising under this Lease. This Lease shall be governed by, construed and enforced in accordance with the laws of the State of Florida.

23. ASSIGNMENT AND SUBLETTING. Lessee may assign or encumber this Lease and the estate granted hereby and may sublease Leased Premises in whole or in part, with written permission of Lessor. Consent by Lessor to one or more assignments or sublettings shall not operate as a waiver of Lessor's rights as to any subsequent assignments and sublettings. Lessee, however notwithstanding any such assignments and sublettings, Lessee shall remain primarily responsible to Lessor for the payment of rent and performance of all covenants, term and conditions hereof on Lessee's part to be performed. The assignee or sublessee must agree to perform any and all obligations of the Lessee under this Lease. If Lessee is a corporation, partnership or other than an individual entity, a transfer of fifty percent (50%) or more of the ownership or interest of Lessee, (whether such transaction occurs at one or more times) shall be deemed to be an assignment for purposes of this paragraph and shall require Lessor's consent.

24. SUBORDINATION OF LEASE. This Lease shall be subject to and subordinate to all mortgages that may now or hereinafter be granted by Lessor on the real property of which the Premises form a part and also to all renewals, modifications, consolidations and replacement of such mortgages. Lessee hereby appoints Lessor attorney-in-fact, irrevocably, to execute and deliver any such instrument for Lessee. Upon occupancy Lessee shall execute an Estoppel Certificate and Agreement in the format: shown here as Exhibit "F".

Lessee shall within fifteen (15) days of receipt of written request from Landlord, subsequent mortgagee, or purchaser provide an estoppel letter executed and witnessed in the form requested by Landlord, subsequent mortgagee or purchaser. Failure to deliver the estoppel letter within fifteen (15) days of the request will become a default under the terms and conditions of this Lease.



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25.      MECHANIC'S LIENS. Lessee shall within ten (10) days after notice from
Lessor, discharge or bond off any mechanics' liens for materials or labor claimed to have arisen out of acts or omissions of Lessee, third parties are hereby placed on notice that the interest of the Lessor shall not be subject to liens for improvements made by or on behalf of the Lessee upon the Demised Premises and Lessee shall have no authority to subject Lessor's interest to such claims or liens.

26       NOTICE.

                  LESSOR:           Joseph DiGerlando
                                    PO Box 15658
                                    Tampa, FL 33684-5658

                  LESSEE:           PETSVETSANDYOU.COM, INC.
                                    10919 N. DALE MABRY HWY.
                                    TAMPA, FLORIDA 33618

Any notice which is to be given to either party hereunder shall be deemed sufficiently given if sent by certified or registered mail, postage prepaid, to such party at its address appearing above in writing any notice given to Lessee shall also be given to any assignee or sublessee and all notices to assignee or sublessee of Lessee shall also be sent to Lessee.

27. RIGHT TO INSPECT AND REPAIR. Lessor may, but shall not be obligated to, enter the Premises at any reasonable time, on reasonable notice to Lessee (except that no notice be given in case of emergency) for the purposed of inspection or the making of such repairs, replacements, or additions in, to, on and about the Premises or building, as Lessor deems necessary or desirable.

28. CONSTRUCTIVE EVICTION. Lessee shall not be entitled to claim a constructive eviction for any cause unless Lessee shall have first notified Lessor in writing of the condition or conditions given rise to such claim and if the complaint be justified, unless Lessor shall have failed within a reasonable time after receipt of such notice to commence remedying such conditions. Lessee shall serve notice of Lessor's default to the holder of the first mortgage on the Premises. The holder of the first mortgage shall have the right, but not the obligation, to cure the default.

29. CONDEMNATION. The parties hereto agree that should the demised Premises, or such portion thereof as will make the Premises unusable for the purposes herein leased, be taken or condemned by competent authority for public or quasi public use, then this Lease shall terminate from the date when possession of the part so taken shall be required for the use and purpose for which it had been taken.

If this Lease continues after a partial taking, the rent shall abate proportionately as to the part taken. All compensation awarded for such taking of the building, the fee, and this Leasehold, shall belong to and be the property of Lessor; provided, however, the Lessor shall not be entitled to any portion of the award made to Lessee for the value of Lessee's trade fixtures. Lessee shall not be entitled to any damages for the unexplored portion of the term of this Lease, or injury to its leasehold interest.

30.      INSURANCE

(a) Tenant shall provide and maintain a comprehensive policy of liability insurance with respect to the Demised Premises. Lessor and any designee of Lessor shall be named as additional insureds. The liability insurance policy shall protect Lessor, Lessee and any designee of Lessor against any liability which arises from any occurrence on or about the demised Premises or any appurtenance of the Demised Premises or which arises from any of the Claims indicated in Paragraph 32 against which Lessee is required to indemnify Lessor.


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(b)      The policy is to be written by a good and solvent insurance company satisfactory to Lessor. The coverage limits of the policy shall be at least $1,000,000.00 single limits.

(c) Lessee shall keep all plate glass of the Demised Premises insured against all for the benefit of Lessor and Lessee in amounts and with a company satisfactory to Lessor.

(d) Lessee shall obtain and provide such other insurance that may be carried on the Premises and Lessee's operations may be required by law or as may be reasonably determined by Lessor.

On or before Lessee enters the demised Premises for any reason and before any insurance policy shall expire, Lessee shall deliver to Lessor evidence of the policy or a renewal thereof, as the case may be, together with evidence of payment of applicable premiums. All insurance policies required to be carried under this Lease by or on behalf of Lessee shall provide (and any certificate evidencing the existence of any insurance policies, shall certify) that Landlord shall be given ten (10) days written notice of any cancellation of failure to renew or material change to, the policies, as the case may be.

Lessee agrees, at its own expense, to comply with all of the rules and regulations of the Fire Insurance Rating Organization having jurisdiction and any similar body. If as a result of failure by lessee to comply with the foregoing sentence the fire insurance rate(s) applicable to the Premises, the building or to any other premises in the building and/or to the contents of the aforesaid (including rent insurance relating thereto) shall be higher than that which would be applicable for the least hazardous type of occupancy legally permitted therein, Lessee agrees that it will pay to lessor, on demand, as additional rent, such portion of the premium for all fire insurance policies in force as shall be attributable to such higher rate(s). If Lessee installs any electrical equipment that overloads the lines in the Premises or the building Lessee shall at its own expense, promptly make whatever changes are necessary to remedy the condition and to comply with all requirements of the Lessor, the board of Fire Insurance Underwriters (and any similar body) any governmental authority having jurisdiction.

31. FIRE EXTINGUISHERS. In the event that this Lease so permits and Lessee engages in the preparation of food or packaged foods or engages in the use, sale or storage of flammable or combustible material Lessee shall install a chemical extinguishing device (such as U.L. approved ansul system) approved by the Fire Insurance Rating Organization and shall keep such devices under service as required by such organization.

32. INDEMNITY. Lessee covenants that Lessor shall not be liable for any damages or liability of any kind or for any injury to or death of persons or damage to property of Lessee or any other person during the term of this Lease, from any cause whatsoever, by reason of the use, occupancy and enjoyment of the Premises by lessee or any person thereon or holding under said Lessee and that Lessee will indemnify and save harmless lessor from all liability whatsoever on account of any such real or claimed damage or injury and from all liens, claims and demands arising out of the use upon said Premises, but Lessee shall not be liable for damage or injury occasioned by the negligence of lessor and its designated agents, servants or employees. This obligation to indemnify shall include reasonable legal counsel and investigation costs and all other reasonable costs, expenses and liabilities from the first notice that any claim or demand is to be made or may be made.

33. FAILURE TO OPEN FOR BUSINESS. In the event the Lessee fails to open the Demised Premises for business, before NA fully fixtured, stocked and staffed, Lessor shall have, in addition, to all other remedies herein provided, the right to collect from leasee not only the minimum rent and additional rent, but also a penalty at the rate of $25.00 per day for each day that Lessee shall have failed to open for business after being required by the terms of this Lease to do so.



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34.      LESSOR RIGHT TO CANCEL. Should Lessee's business be or become or attract customers whose conduct is offensive or in any way threatening to the Lessor, the other tenants in the Shopping Center or the customers of the Shopping Center or the customers of the tenants, the lessor may, at Lessor's option, cancel and terminate this Lease, effective thirty (30) days after written notice thereof to Lessee.

35. QUIET ENJOYMENT. Provided Lessee has performed all of the terms, covenants, agreements and conditions of this Lease, including the payment of Rent and all other sums due hereunder, Lessee shall peaceably and quietly hold and enjoy the Premises against Lessor and all persons claiming by, through or under lessor, for the term herein described, subject to the provisions and conditions of this Lease.

The Lessor agrees to make reasonable efforts to protect the Lessee from interference or disturbance by third persons; However, the Lessor shall not be liable for any such interference or disturbance, whether caused by other Lessees of the Lessor or other persons, nor shall this Lessee be released from any of the obligations of this Lease because of such interference or disturbance.

36. LESSEE SIGNS. Lessee shall have the right to erect and maintain a sign on the from wall of the building forming apart of the Demised Premises providing it is in harmony with the decor of the balance of the shopping center and provided Lessor has given its written consent to same, which shall not be unreasonably withheld. Lessee or its agents or employees shall be responsible for obtaining all required sign permits. Reference sign Criteria exhibit "d". Lessee agrees to remove signs, if necessary for pressure washing. If Lessee refuses, Lessor may remove the sign with no liability, at Lessee's expense.

37. EXCLUSIONS. Lessee agrees that the premises will not be used for the following purposes without the express written consent of Lessor; General Dentist, Insurance, hair Salon, Title Company, Veterinarian, Pet Supplies.

38.      RECOGNITION. Upon execution of this Lease by both parties, Lessor shall
pay to      NONE    licensed real estate broker(s), a fee as set forth in a
separate ---------- agreement between Lessor and said broker(s), for brokerage services rendered by said broker(s) to Lessor in this transaction.

39. INTERPRETATION. If any provisions of this Lease are contrary to the law of the State of Florida, each provision shall be deemed stricken herefrom and the balance of this Lease shall remain fully in effect. If there is more than one lessee or Lessor they shall be bound jointly and severally. The terms "Lessor" and Lessee" and pronoun referring thereto shall be deemed to include their respective heirs, executors, administrators, successors, and assigns without regard to gender or number wherever the context so permits. The captions to each article are used for convenience only and are not to be considered a part of this agreement nor used in interpreting it.

40. AUTHORITY TO EXECUTE. Lessor and Lessee do each hereby respectively represent to the other that it has the capacity and authority to enter into this agreement.

41. NO OTHER REPRESENTATIONS. No representations or promises shall be binding on the parties hereto except those representations and promises contained herein or in some future writing signed by the party making such representations or promises.

42. ADDITIONAL TERMS. Any additional terms of this Lease may be set forth in an attachment hereto and in the event of any conflict or inconsistency between the terms of the text of this Lease and the provisions set forth in the attachment the provisions of the attachment shall govern.

43. APPROVAL OF LENDER. This Lease subject to approval by the permanent lender.

44. Any new codes or requirements by any agency such as but not limited to City, County, State, Federal, or insurance company requirements will be done at the tenants expense.

45. Lessee agrees to move at the end of the monthly period, at the end of the Lease. The monthly rent will not be prorated. Lessee is not permitted to pay less than the monthly amount each month.

46. Disposal of cardboard boxes requires the boxes to be broken down before disposing in the proper container. All food trash must be double bagged and sealed before placing in the dumpster. Lessor reserves the right to require the Lessee to furnish his own dumpster if Lessee does not comply with the requirements established by the Lessor for neatness and cleanliness.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day and year first above written.

WITNESSES;

Ruth Draycott                     By: /s/ Joseph Di Gerlando
--------------------------           -------------------------------------------
                                     "Lessor"

                                     JOSEPH DI GERLANDO
--------------------------           Post Office Box 17715
                                     Tampa, Florida 33682-7715
                                     (813) 936-5400

                                  By: /s/ James J. Carlstedt
--------------------------           -------------------------------------------
                                     "Lessee" JAMES J. CARLSTEDT
--------------------------           (Printed name) PETSVETSANDYOU.COM,INC.
                                     Address: 3103  SAMARA DRIVE
                                     City  TAMPA     State FL        Zip 33618
                                     Phone 813-935-8752
                                     Federal ID or
                                     E59-3619483

                                   By       None
--------------------------           -------------------------------------------
                                     "Guarantor"
--------------------------           Printed Name
                                     Address
                                         City           State             Zip
                                         Phone
                                     Social Security #

                                 BENTREE PLAZA

                                  EXHIBIT "A"

                                  [SITE PLAN]

                                   EXHIBIT "B"

                                LEGAL DESCRIPTION

                                 BENTTREE PLAZA

That portion of the NE 1/4 of Section 16, Township 28 South, Range 18 East, Hillsborough County, Florida, more fully described as follows;

Beginning at the SW corner of Bentree Estates, as recorded in PB 47, page of Hillsborough County, Florida, thence N 89 49' 05" West along the N ROW line of Floyd Road a distance of 170.63 feet, thence N 03 31' 29" East along the E ROW line of State Road 597 (Dale Mabry Highway) a distance of 425.73 feet, thence South 89 49' 05" East a distance of 147.01 feet, thence South 00 20' 41" West along the West boundary of aforesaid Bentree Estates for a distance of 425.00 feet to the POB.

EXHIBIT "C" (Page 1 of 2)

RULES AND REGULATIONS

The following Building Rules and Regulations have been adopted by the Lessor for the care, protection and benefit of the Premises and the building and for general comfort and welfare of all tenants.

1. The sidewalks, entrances, service court service drive, trash collectors or mechanical equipment shall not be obstructed by lessee or used by Lessee for any purpose other than for ingress and egress to and from the premises and Lessee, Rental Space.

2. Lessor reserves the right to designate the time when freight, furniture, foods, merchandise and other articles may be brought into, moved or taken from lessee's Rental Space or the shopping Center.

3. Lessee shall not put additional locks or Latches upon any door without the written consent of Lessor. Any and all locks so added on any door shall remain for the benefit of lessor and the keys to such locks shall be delivered to lessor by and from lessee upon vacating the Premises.

4. Lessor shall furnish parking facilities near the building for use by Lessee, Lessee's employees, agents, guests, invitees, but Lessor does not guarantee the availability of parking spaces. Such parking spaces will not be directly assigned nor supervised by Lessor and lessor shall not be liable for injuries, damage, theft or loss to persons or property that may occur upon or near said parking areas, driveways, entrances and exits. The driveways, entrances and exits upon, into and from such parking area shall not be obstructed by Lessee, lessee's employees, agents, guests or invitees; providing, however, Lessor shall not be responsible or liable for failure of any person to observe this rule. Lessor reserves the right to control the parking if necessary by designating certain areas or spaces for employees, agents, guests and/or invitees, lessee, and employees shall park their vehicles in the parking facilities located in the rear of the building.

5. Lessor reserves the right at all times to exclude newsboys, loiterers, vendors, solicitors and peddlers from the Premises and to require registration or satisfactory identification or credentials from all persons seeking access to any part of the building outside ordinary business hours. Lessor will exercise its best judgment in the execution of such control but shall not be liable for the granting or refusal of such access.

6. No wires of any kind or type (including but not limited to T.V. and radio antennas) shall be attached to the outside of the building and no wires shall be run or installed in any part of the Building without Lessor's prior written consent.

7. Lessor shall furnish a reasonable number of door keys to Lessee's space and the service entrance, if applicable, which shall be surrendered on termination of the Lease. Lessor reserves the right to require a deposit for such keys to insure their return at the termination of the Lease. Lessee shall get keys only for Lessor and shall not obtain duplicate keys from any outside source. Further, lessee shall not alter the locks or effect any substitution of such keys as are presently being used in lessee's space or the service entrance without written consent of the Lessor.

8. Lessee shall remove all trash, garbage and other refuse each business day from the service court and place properly in the trash collector container in the rear of the Promises. Lessee shall at all times maintain the service court surrounding the rear entrance to the Lessee's space in a neat, clean and sanitary condition.

EXHIBIT "C" (Page 2 of 2)

9. Lessor reserves the right at all times to control signage, both permanent and temporary within and without the tenants rental space. Lessor further reserves the right to require the immediate removal of objectionable displays, signs, or merchandise within the Tenants Premises. Lessor is not responsible for tenants signs. Tenant agrees to remove his sign from the building if the if Landlords request its removal for the purpose of washing or painting.

10. Lessee agrees to pay Lessor all expenses, he may incur for the enforcement of the rules, regulations 7 terms of this lease, such as but not limited to; long distance telephone calls, stamps, legal fees, inspection, administration expenses, gas, car mileage, towing fees and any kind of miscellaneous expenses, after first notice of breach is given and Lessee fails to make corrections.

                                   EXHIBIT "D"

                                 BENTTREE PLAZA
                                SIGNAGE CRITERIA

The Tenant shall be permitted to place individual lettering naming its business above Tenant's entrance. Letter size is to be no greater than 6" in height, and may be made of wood, plastic or styrofoam and painted in a white color that matches the other signs. Letter type and style may be either (a) ESBRO or (b) ROMAN. Landlord shall have the right to approve layout copy and sign company prior to Installation.

Landlord is not responsible for the sign for any reason whatsoever, including but not limited to damages caused by anyone working on the premises, visitors, breakage by wind, rain or weather. If a sign is broken, Tenant will be responsible for repair or replacement.

RE: DIRECTORY SIGN ONLY:


EACH TENANT SHALL BE REQUIRED TO PURCHASE AN ACRYLIC-PLEX PANEL WHICH WILL BE INSTALLED ON EACH SIDE OF THE DIRECTORY, FROM: SIGNS BY FONG, PHONE # 239-3085, IF TENANT DESIRES A SIGN ON THE DIRECTORY. COPY, LAYOUT AND DESIGN TO BE APPROVED BY LESSOR AND REQUIRED TO BE OF UNIFORM TYPE, STYLE AND COLOR.

TENANT IS RESPONSIBLE FOR THE COST OF REMOVING ALL SIGNS AT THE END OF THE LEASE AND RESTORING THE SURFACE UNDER THE SIGNS

EXHIBIT "E"

GUARANTEE OF LEASE

         In consideration of the granting of the lease from Joseph Di Gerlando "Lessor" to _______________________________"Lessee" (hereinafter called
"guarantors") jointly and severally guarantee the timely payment of all rent due from Lessee to Lessor and the timely and proper performance of all other obligation of lessee to lessor. The guarantee shall apply during the original term of the lease and during any extension whether by exercise of the option contained in the lease, or by other written Agreement and during all other periods when lessee is in possession of the premises, whether by holding over or otherwise. Guarantors waive notice of default by Lessee and agree that guarantors shall be responsible for ascertaining whether Lessee is performing his obligations. Guarantors consent to any extension or extensions of time for payment of rent or performance of other obligations due from Lessee. In the event of default by lessee or surrender or attempted surrender of the premises by Lessee, Lessor may at its options, without terminating the obligation of the guarantors, re-enter the premises and relet the premises and guarantors shall be liable for any deficiency of the rent received from such re-letting form the rent and other obligations due from Lessee according to the terms of the lease. In the event of default by Lessee, lessor shall have obligation whatsoever to attempt to re-let the premises; and may leave the premises vacant and Guarantors consent to any changes in the lease which may be made by Lessor and lessee. Guarantors consent to any change in the character of the use of the premises and to any sublease or assignment of the lease by Lessee; and to any assignment of the rents by Lessor, or sale of the Lessor's interest in the premises and agree to be bound to Lessor's successors or assignees. In the event of default by lessee, Lessor need not first exhaust Lessor's remedies against lessee, but may proceed directly against guarantors. Guarantors will pay Lessor's attorney's fees, expert witness fees and court costs incurred in the enforcement of Lessor's rights against guarantor, together with all such fees and court costs against guarantor, incurred in the enforcement of Lessor's rights against guarantors together with all such fees and court costs incurred on account of any default by lessee.

Executed this ____day of______________, ________.
Lessee   NONE
      --------------------------------------------------------------------------
      Sign

      Print Name
                 ---------------------------------------------------------------
      Address
              ------------------------------------------------------------------
      City                               State                      ZIP
           ------------------------------      ---------------------    --------
      Phone#
             ----------------------------
      Social Security Number
                            -------------------------------

EXHIBIT "F"

ESTOPPEL CERTIFICATE AND AGREEMENT

     ESTOPPEL LETTER. Lessee agrees within ten (10) days after request therefor by Lessor to execute in recordable form and deliver to Lessor a statement, in writing, certifying (a) that this Lease is in full force and effect, (b) the date of commencement of the term of this Lessee, (c) that rent is paid currently without set-off or defense thereto, (d) the amount of rent, if any, paid in advance, and (e) that there are no incurred defaults by Lessor or stating those claimed by Lessee, provided that, in fact such facts are accurate and ascertainable.

     ATTORNMENT. Lessee shall, in the event any proceedings are brought for the foreclosure of or in the event of exercise of the power of sale under any mortgage made by Lessor covering the leased premise, attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Lessor under this lease.

     SUBORDINATION. Lessee agrees that this Lease shall, at the request of the Lessor, be subordinate to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements and extensions thereof. Lessee also agrees that any mortgage or trustee may elect to have this Lease a prior lien to its mortgage or deed of trust, and in the event of such election and upon notification by such mortgagee or trustee to Lessee to that effect, this Lease shall be deemed prior lien to the said mortgage or deed of trust, whether this Lease is dated prior to or subsequent to the date of said mortgage or deed or trust. Lessee agrees, that upon the request of Lessor, any mortgage or any trustee it shall execute whatever instruments may be required to carry out the intent of this Section.

LESSEE /s/ James J. Carlstedt
       -------------------------------
           James J. Carlstedt
       (Signature and Printed Name)

EXHIBIT "G"

"FLORIDA STATUTES 404.056(8) requires the following statement:

"RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

EXHIBIT "H" (Page 1 of 2)

HAZARDOUS SUBSTANCES RIDER

In consideration of the execution of the Lease between the parties to which this Rider is attached, Tenant warrants and represents to Landlord the following:

(a) The premises at all times hereafter will be in full compliance with all federal, state and local environmental laws and regulations, including but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), The Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the federal water Pollution and control Act, the Federal clean Water Act, The national environmental Policy act. the Resource conservation and recovery act of 1976 ("RCRA") the hazardous Material Transportation Act, the Federal clean Air Act, chapters 376 ("Pollutant Discharge Prevention and Removal"), 377 ("Energy Resources"), and 403 ("Environmental Control") of Florida Statutes and rules related thereto including Chapters 17, 27 and 40 of the Florida Administrative code (hereinafter together with any amendments thereto "Environmental Laws").

(b) Tenant has fully disclosed to the Landlord the extent of its use on the Premises of certain regulated materials which are "Hazardous Substances" (as hereinafter defined) and Tenant has obtained and will maintain all licenses, permits and approvals required with respect thereto and is in full compliance with all of the terms, conditions and requirements of such licenses, permits and approvals.

(c) Tenant shall not, intentionally or unintentionally, release, spill, leak, pump, pour, emit, empty or dump Hazardous Substances into or onto the premises.

(d) Tenant shall promptly notify Landlord of any change in the nature or extent of any Hazardous Substances maintained, on, in or under the Premises or used in connection therewith and shall immediately notify Landlord should Tenant receive a summons, citation, directive, letter or other communication, written or oral, from any federal, state or local governmental agency or department concerning any intentional or unintentional act or omission by Tenant or any other person or entity with respect to the Premises which resulted in the releasing, spilling, leaking, pumping, pouring, emitting, emptying or dumping of hazardous substances into or onto the premises, or concerning any other actual or alleged violation with respect to the premises of any federal, state or local statue, ordinance, rule, regulation or other law pertaining to hazardous substances.

(e) Tenant, shall, at its sole expense, take all actions as may be necessary or advisable for the clean up of hazardous Substances on or with respect to the Premises, including without limitation, all removal, containment and remedial actions in accordance with all applicable laws and in all event in a manner satisfactory to landlord and shall further pay or cause to be paid all clean up, administrative and enforcement costs of governmental agencies with respect to hazardous Substances on or with respect to the Premises if obligated to do so by contract or law.

(f) Tenant covenants and agrees, at its sole cost and expense, to indemnify, protect and hold landlord harmless against and from any and all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, clean up orders, disbursements or expenses, including, without limitation, attorney's and environmental consultant's fees and expenses, of any kind or nature or of any nature whatsoever, which may at any time, be imposed upon, incurred by or assessed or awarded against landlord and arising from or out of any hazardous Substances on, in, under or affecting all or any portion of the Premises. This indemnification shall include, without limitation, all of the following:

(I) The cost of removal of any and all hazardous Substances from all or any portion of the Premises or common areas or any surrounding areas which are required to be cleaned up as a result of Tenant's operations.

EXHIBIT "H" (Page 2 of 2)

(II) Additional costs required to take necessary precautions to protect against the release of hazardous Substances on, in, under or affect the Premises or the common areas into the air, any body of water, any other public domain or any surrounding areas; and

(III) Costs incurred to comply, in connection with all or any portion of the Premises, or the common Areas, or any surrounding areas where hazardous Substances were released on the Premises, with all applicable environmental Laws. Landlord's rights under this section shall be in addition to all other rights of Landlord under this lease. The indemnification and hold harmless agreements set forth herein shall survive the expiration or termination of the term of this lease.

(g) For the purposes of this Lease, "Hazardous substances" shall mean any hazardous material, substance, waste or other environmentally regulated substances (including without limitation, asbestos, polychlorinated biphenals (PCB's), petroleum products, toxic or radioactive materials, ammonia, chlorine, pesticides, bulk chemicals, substances listed in the United States Department of Transportation Table or by the Environmental Protection Agency (or any successor agencies) as hazardous Substances or which are classified as hazardous or toxic under local, state or federal laws, rules or regulations).

EXHIBIT "I"

ADDITIONAL CONDITIONS

(A) Tenant is not allowed to glue down the carpet or install any wall paper or paneling.

(B) Under no circumstance is Tenant allowed to do any improvements to the premises without written authorization from Landlord.

(C) Tenant shall return the premises at the end of the lease term in the same condition they were at the date of Tenant move in, ______ including but not limited to the following:

         (1) floors; exposed concrete or______________(Carpet to be removed by the Lessee when Lessee vacates the premises.)

         (2)      Perimeter walls: Painted or______________________.

         (3) Cabinets: To be removed unless Tenant receives permissions in writing to leave in place. NONE EXISTING

         (4) Ceilings: replace damaged tiles, ceiling grids, unless caused by roof leaks.

         (5)      Outside Sign: Remove, patch and paint all affected areas.

         (6) Landlord reserves the right to connect electrical extension cords to the premises for temporary maintenance.

         (7) Built in equipment: remove, restore, patch, and repair paint as necessary to affected areas, unless Tenant receives written permission to leave them in place.

         (8) Any work or improvements or repairs done to the Premises, without written authorization will be a breach of the Lease constituting Default.

         (9) Tenant to comply with all federal, state, county, city licenses, rules, regulations, statues, etc., including but not limited to Code of Environmental Protection Regulations as per compliance list attached hereby and made a part of this Lease, as Exhibit "G". Any noncompliance with this sub-paragraph will constitute a Default by Tenant.

LESSEE: /s/ JAMES J. CARLSTEDT, CHAIRMAN
        ------------------------------------
         Sign     JAMES J. CARLSTEDT

                  PETSVETSANDYOU.COM,INC.
         -----------------------------------
         Print Name